TPMT Trust 2016-1
For: Towd Point Asset Funding, LLC
By: American Mortgage Consultants, Inc.
February 12, 2016

REVIEW SUMMARY
This report summarizes the process and findings of reviews performed by American Diligence, LLC and JCIII & Associates, Inc. ("JCIII," a subsidiary of AMC Diligence, LLC and together with AMC Diligence, LLC, "AMC") on mortgage loans sold to an affiliate of Towd Point Asset Funding, LLC ("Client") from various bulk transactions (the "Review").

PROJECT SCOPE & PROCEDURES

A.	Compliance Review
AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures.
b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test; and
iii)	prepayment penalty test; and (iv) compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.

(II) Federal Real Estate Settlement Procedures Act ("RESPA"), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06;

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" loans, "covered" loans, "higher-priced" loans, "home" loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VI) Federal and state specific late charge and prepayment penalty provisions;

(VII) Document Review
AMC reviewed each loan file and verified if the following documents, if applicable for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final 1003;
▪	Final TIL;
▪	Initial and final GFE's;
▪	Final HUD-1;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth in section 7.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

REVIEW RESULTS AND DEAL NOTES - COMPLIANCE
(1) Type of assets that were reviewed.
AMC Diligence, LLC or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, Inc. ("JCIII" and together with AMC Diligence, LLC referred to collectively as "AMC") performed due diligence services as described below utilizing various scopes of review as discussed below. All of these mortgage loans were purchased by an affiliate of Towd Point Asset Funding, LLC ("Client") in multiple bulk transactions during various periods and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The Review was conducted on 100% of the securitization mortgage loan population that was reviewed by AMC. The total population covered during the Review varied by loan scope. The Client may have utilized multiple third party review ("TPR") firms for the securitization.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. The number of type of fields covered on a bid tape can vary by counterparty and by time period of transaction.

(5) Grading and Exception Summary
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans may be seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

BPO RECONCILIATION REVIEW SUMMARY
AMC performed a review utilizing the BPO Reports and BPO Excel Summary provided by the BPO Vendors. The BPO reports were compared to the original appraisal and notes in the origination file to verify that the properties were a match. The BPO Reports were also compared to the BPO Excel summary to verify that the individual reports matched the bulk data.

COLLECTION COMMENT HISTORY REVIEW SUMMARY
All mortgage loans subject to the collection comment review had a complete collection comment history. During the course of this review, AMC reviewed the collection notes and comments for the mortgage files and provided a brief summary of our findings. These findings will frequently include items such as: performance status, relative future/current risk including hardship, life changes, etc., possible servicer remedies, loss mitigation efforts, potential modifications, etc.

DATA INTEGRITY REVIEW SUMMARY
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

PAYMENT HISTORY REVIEW SUMMARY
AMC performed a payment history review, at the time of acquisition, and reviewed the payment history of the loan as of a determined cut-off date. The deliverable to the client would be a payment history string for the relevant months covered during the course of the review.

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POST CLOSE PAYMENT HISTORY REVIEW SUMMARY
For applicable loans, AMC performed a payment history review, after the time of acquisition. Similar to the payment history review above, AMC reviewed the payment history of the loan as of a determined cut-off date. The deliverable to the client would be a payment history string for the relevant months covered during the course of the review.

SAFE ACT REVIEW
For applicable loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty the completeness or accuracy of information contained on the site.

TAX AND TITLE REVIEW SUMMARY
As requested by the Client, the title review was included in AMC's scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data contained loan and servicer identification numbers as well as subject property address, borrower names, origination date, original loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner's title search on these mortgage loans through a service provider. Upon receipt and review of the current owner's title search results AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners association ("HOA") liens, the client provided AMC a list of states for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies

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